SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 13: SUBSEQUENT EVENTS
On March 3, 2022, ArcelorMittal announced its decision to idle its steelmaking operations in Kryvyi Rih, Ukraine in order to ensure the safety and security of its employees and assets. The Company has been evaluating the situation on a daily basis and production had previously been reduced with the plant operating at a technical minimum (approximately one-third of its normal production levels). The process to idle all blast furnaces commenced on the same day.
The Company's operations in Ukraine consist of a steel plant, which produced 4.9 million tonnes of steel in 2021, and (captive) mines that produced 11.7 million tonnes of iron ore in 2021; the related property, plant and equipment had a carrying value of 2.3 billion on the Company’s statement of financial position at December 31, 2021. In 2021, the Company’s Ukrainian operations (and in particular its Kryvyi Rih steel plant) recorded 4.6 million of steel shipments, generating 4.1 billion of sales including 0.9 billion of sales to customers located in Ukraine.
The Company cannot predict duration of the idling as it will depend on the remaining course of the conflict and the establishment of safe and stable operating and logistical conditions thereafter, as well as potential repairs of any damages sustained. More generally the conflict between Russia and Ukraine could have a material adverse effect on the overall macroeconomic environment, potentially affecting steel and iron ore demand and prices as well as increasing energy costs.